UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023 (May 8, 2023)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO 80241
(Address of principal executive offices)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Item 5.02 (c)	Appointment of New Chief Operating Officer and New Chief Financial Officer.

Effective May 8, 2023, the board of directors of Ascent Solar Technologies, Inc. (“Ascent” or the “Company”) appointed (i) Bobby Gulati as the Company’s new Chief Operating Officer and (ii) Jin Jo as the Company’s new Chief Financial Officer.

Paul Warley, the Company’s newly appointed CEO, will no longer serve as CFO.

New COO

Mr. Gulati, age 58, has over 30 years of executive leadership experience in engineering and manufacturing roles. Mr. Gulati joined Ascent in February 2012 as Head Equipment Engineer. In March 2014, he was promoted to Director of Equipment Engineering with emphasis on International Business Development. In 2020, Mr. Gulati was promoted to Chief Information Officer.

From 2010 to 2012 Mr. Gulati was the Director of Equipment Engineering for Twin Creeks Technologies, an amorphous silicon solar manufacturing company, and was responsible for the operations of the 5MW solar cell manufacturing facility in Senatobia, Mississippi. From 2001 to 2010, Mr. Gulati was the co-founder and President of TriStar Systems, a manufacturer of automated manufacturing and assembly equipment for the solar, aerospace and disk drive industries. From 1992 to 2000, Mr. Gulati was the co-founder and Chief Operating Officer of the publicly traded company NexStar Automation, whose focus was designing and building automated production equipment for the semiconductor and medical disposable industries.

Mr. Gulati earned his B.S. degree in Electrical Engineering with a minor in Computer Science and Robotics from the University of Colorado, Denver.

New CFO

Ms. Jo, age 45, has over 20 years in accounting. Ms. Jo joined the Company in June 2021 as Financial Controller.

From 2015 to 2021, Ms. Jo was the head of technical accounting of Empower Retirement, a financial services company, where her primary focus was accounting research for complex new products, investments and transactions, and new accounting standards implementation on International Financial Reporting Standards, US GAAP and insurance Statutory Accounting Principles. From 2011 to 2015, Ms. Jo was an Inspection Specialist at the Public Company Accounting Oversight Board where she assessed auditor compliance with audit professional standards. Ms. Jo started her career in public accounting, spending 11years in the audit and assurance practice serving both public and private companies.

Ms. Jo is a certified public accountant in the state of Colorado and earned her B.S. degree in Business Administration from the University of Colorado, Boulder.

Item 7.01 Regulation FD Disclosure.

On May 11, 2023, the Company issued a press release regarding the appointment of Mr. Gulati and Ms. Jo. This press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	99.1	Press Release dated May 11, 2023 regarding appointment of new COO and new CFO
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

May 11, 2023	By:	/s/ Jin Jo
Name: Jin Jo
Title: Chief Financial Officer